UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2014

Elephant Talk Communications Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-030061	95-4557538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 NW 138TH St. STE 102 Oklahoma City, OK 73134
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (866) 901-3309

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment to Compensatory Plan

As further described in Item 5.07 of this Current Report on Form 8-K, Elephant Talk Communications Corp. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”) on September 12, 2014 (the “Annual Meeting Date”), at which the Company’s stockholders approved an increase in the number of shares of the Company’s common stock authorized for issuance under the Amended and Restated Elephant Talk Communications Corp. 2008 Long-Term Incentive Compensation Plan, as amended (the “2008 Plan”), by 10,000,000 shares.

The terms and conditions of the 2008 Plan and information pertaining to certain participants in the 2008 Plan are described in detail in Proposal 2 of the Company’s proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission (the “SEC”) on August 11, 2014, and is available at the Securities and Exchange Commission’s website at www.sec.gov, and such descriptions are incorporated by reference herein. The full text of the 2008 Plan is included as Annex A in the Company’s 2013 proxy statement filed with the SEC on November 21, 2013, and is incorporated by reference herein.

Item 5.07   Submission of Matters to a Vote of Security Holders.

As described above, the Company held its Annual Meeting on the Annual Meeting Date. The matters voted on at the Annual Meeting were:  the election of directors, the approval of an increase in the number of shares of the Company’s common stock authorized for issuance under the 2008 Plan by 10,000,000 shares, and the ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”), the Company’s independent registered public accounting firm, for the fiscal year ending December 31, 2014. The total number of shares present and entitled to vote at the Annual Meeting was 101,432,951 shares. The final voting results were as follows:

1.

Proposal to elect director nominees Steven van der Velden, Yves van Sante, Geoffrey Leland, Carl Stevens, Jaime Bustillo and Dr. Francisco Ros as directors of the Company to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.

The votes cast for this matter were as follows:

	FOR	WITHHELD	BROKER NON-VOTES

Steven van der Velden	60,958,353	2,153,732	38,320,866
Yves van Sante	62,350,029	762,056	38,320,866
Geoffrey Leland	62,317,997	794,088	38,320,866
Carl Stevens	62,318,548	793,537	38,320,866
Jaime Bustillo	62,288,998	823,087	38,320,866
Dr. Francisco Ros	62,317,097	794,988	38,320,866

Each of Steven van der Velden, Yves van Sante, Geoffrey Leland, Carl Stevens, Jaime Bustillo and Dr. Francisco Ros received the affirmative vote of the majority of the shares present and entitled to vote, and were elected as directors of the Company.

2.	Proposal to approve of an increase in the number of shares of the Company’s common stock authorized for issuance under the 2008 Plan by 10,000,000 shares.

The votes cast for this matter were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
58,625,540	4,177,680	308,865	38,320,866

The proposal to increase the number of shares of the Company’s common stock authorized for issuance under the 2008 Plan by 10,000,000 shares received the affirmative vote of the majority of the shares present and entitled to vote, and was approved.

3.	Proposal to ratify the appointment of Squar Milner as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

The votes cast for this matter were as follows:

FOR	AGAINST	ABSTAIN
100,038,458	902,881	491,612

The proposal to ratify the appointment of Squar Milner as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2014 received the affirmative vote of the majority of the shares present and entitled to vote, and was approved.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	The Amended and Restated Elephant Talk Communications Corp. 2008 Long-Term Incentive Compensation Plan (included as Annex A to the Company’s definitive proxy statement filed with the SEC on November 21, 2013, and incorporated herein by reference).

10.2

Amendment to The Amended and Restated Elephant Talk Communications Corp. 2008 Long-Term Incentive Compensation Plan (included as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, filed with the SEC on May 12, 2014, and incorporated herein by reference).

10.3	Amendment No. 2 to The Amended and Restated Elephant Talk Communications Corp. 2008 Long-Term Incentive Compensation Plan (included as Annex A to the Company’s definitive proxy statement, filed with the SEC on August 11, 2014, and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEPHANT TALK COMMUNICATIONS CORP.

Date: September 18, 2014	By:	/s/ Alex Vermeulen
Alex Vermeulen
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	The Company’s 2008 Long-Term Incentive Compensation Plan (included as Annex A to the Company’s definitive proxy statement filed with the SEC on November 21, 2013, and incorporated herein by reference).

10.2	Amendment to The Amended and Restated Elephant Talk Communications Corp. 2008 Long-Term Incentive Compensation Plan (included as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, filed with the SEC on May 12, 2014, and incorporated herein by reference).

10.3	Amendment No. 2 to The Amended and Restated Elephant Talk Communications Corp. 2008 Long-Term Incentive Compensation Plan (included as Annex A to the Company’s definitive proxy statement, filed with the SEC on August 11, 2014, and incorporated herein by reference).